Exhibit 99.2
HANDSTANDS HOLDING CORPORATION
CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS
March 31, 2016

C O N T E N T S

HANDSTANDS HOLDING CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	March 31, 2016	December 31, 2015
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$10,795,368	$8,759,617
Trade accounts receivable, net of allowance for doubtful accounts of $153,615 and $45,270, respectively	20,657,479	15,127,572
Other receivables	1,578,754	1,847,230
Inventories, net	18,199,503	20,722,476
Other current assets	3,860,634	3,153,416
TOTAL CURRENT ASSETS	55,091,738	49,610,311
EQUIPMENT AND IMPROVEMENTS, NET	3,071,093	3,253,708
OTHER ASSETS
Intangibles, net	100,910,645	103,511,142
Goodwill	58,050,620	58,028,753
Deposits	87,912	65,412
TOTAL ASSETS	$217,212,008	$214,469,326
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$5,933,036	$5,436,064
Accrued expenses	5,169,363	4,576,301
Other current liabilities	2,843,019	3,112,851
TOTAL CURRENT LIABILITIES	13,945,418	13,125,216
LONG‑TERM DEBT	132,753,761	131,353,820
DEFERRED INCOME TAXES	22,650,585	22,650,585
TOTAL LONG‑TERM LIABILITIES	155,404,346	154,004,405
TOTAL LIABILITIES	169,349,764	167,129,621
COMMITMENTS AND CONTINGENCIES (NOTE 13)
STOCKHOLDERS' EQUITY
Common stock, $0.001 par value, 600,000 shares authorized, 521,451 shares issued and outstanding	521	521
Capital in excess of par value	53,584,479	53,584,479
Stock subscriptions receivable	(2,588,333)	(2,588,333)
Accumulated other comprehensive loss	(35,589)	(45,811)
Retained deficit	(3,098,834)	(3,611,151)
TOTAL STOCKHOLDERS' EQUITY	47,862,244	47,339,705
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$217,212,008	$214,469,326

The accompanying notes are an integral part of the financial statements.

HANDSTANDS HOLDING CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF
COMPREHENSIVE INCOME (UNAUDITED)

	Three months ended March 31, 2016	Three months ended March 31, 2015
INCOME
Net sales	$30,116,750	$21,082,935
Cost of sales	16,869,099	12,430,910
GROSS PROFIT	13,247,651	8,652,025
EXPENSES
Selling and marketing	2,080,314	1,650,495
General and administrative	3,523,740	2,167,190
Research and development	657,496	523,699
Foreign exchange losses	—	4,890
Acquisition and related charges	527,261	8,650
Amortization of intangible assets	2,837,456	1,795,850
	9,626,267	6,150,774
OPERATING INCOME	3,621,384	2,501,251
OTHER INCOME (EXPENSE)
Interest income	7,129	6,383
Interest expense	(2,503,038)	(909,796)
Stockholder management fees	(5,822)	(1,289)
Other expenses	(304,338)	(15,854)
	(2,806,069)	(920,556)
Income before income taxes	815,315	1,580,695
Income tax expense	(302,998)	(579,167)
NET INCOME	512,317	1,001,528
OTHER COMPREHENSIVE LOSS, NET OF TAX
Foreign currency translation gain (loss)	10,222	(8,126)
TOTAL COMPREHENSIVE INCOME	$522,539	$993,402

The accompanying notes are an integral part of the financial statements.

HANDSTANDS HOLDING CORPORATION
CONDENSED CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (UNAUDITED)
For the quarter ended March 31, 2016

	Common Stock		Capital in Excess of	Stock Subscriptions	Accumulated Other Comprehensive	Retained	Total Stockholders'
	Shares	Amount	Par Value	Receivable	Loss	Deficit	Equity
Balance January 1, 2016	521,451	$521	$53,584,479	$(2,588,333)	$(45,811)	$(3,611,151)	$47,339,705
Net income	—	—	—	—	—	512,317	512,317
Foreign currency translation loss	—	—	—	—	10,222	—	10,222
Balance March 31, 2016	521,451	$521	$53,584,479	$(2,588,333)	$(35,589)	$(3,098,834)	$47,862,244

The accompanying notes are an integral part of the financial statements.

HANDSTANDS HOLDING CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	Three months ended March 31, 2016	Three months ended March 31, 2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$512,317	$1,001,528

Adjustments to reconcile net income to net cash flows from operating activities:
Depreciation	295,210	195,894
Amortization	2,967,249	1,846,057
Bad debts	20,607	5,627

Changes in operating assets and liabilities:
Trade accounts receivable	(5,550,514)	(4,094,281)
Other receivables	268,476	21,898
Inventories	2,522,973	1,506,035
Prepaid expenses	(707,218)	(1,225,056)
Deposits	(22,500)	—
Accounts payable	496,972	(376,882)
Accrued expenses	593,062	481,134
Other current liabilities	1,019,632	1,002,134
Net cash flows from operating activities	2,416,266	364,088
CASH FLOWS FROM INVESTING ACTIVITIES
Cash paid for purchase of equipment	(112,595)	(163,087)
Cash paid for purchase of Eagle One	(33,300)	—
Cash paid for purchase of International Market Access, Ltd.	(236,959)	—
Purchase accounting adjustments	11,433	—
Net cash used by investing activities	(371,421)	(163,087)
CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings on revolving line of credit	—	800,000
Cash paid to reduce long‑term liabilities	(19,316)	(19,007)
Net cash flows from (used by) financing activities	(19,316)	780,993
Effect of exchange rates	10,222	(8,126)
NET INCREASE IN CASH AND CASH EQUIVALENTS	2,035,751	973,868
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	8,759,617	1,126,960
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$10,795,368	$2,100,828

The accompanying notes are an integral part of the financial statements.

HANDSTANDS HOLDING CORPORATION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
March 31, 2016

NOTE 1 - DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION
Description of Business
Handstands Holding Corporation (Handstands) was formed on April 23, 2013 as a Delaware corporation and purchased American Covers, Inc. dba Handstands (ACI), a Utah Corporation, on May 1, 2013.
ACI designs and distributes automotive fragrance and appearance products, automotive accessories, consumer electronic accessories, and custom branded merchandise in the United States and certain countries around the world.
Handstands formed Handstands Promo, Inc. (HPI) as a Utah Corporation on November 14, 2013 to transfer operations relating to ACI's promotional products division to a separate legal entity beginning December 31, 2013. HPI is 100% owned by ACI. The purpose of creating HPI was to more easily track the operations of the promotional products division in separate financial reports.
On May 1, 2015, ACI acquired certain assets and properties of the Lexol brand of Summit Industries, Inc. a Georgia corporation. The assets and properties acquired were Lexol branded leather cleaning and conditioning products.
On September 1, 2015, ACI purchased the stock of California Scents, a California corporation, and subsidiary. California Scents is engaged in the business of manufacturing and distributing air freshener products.

Basis of Presentation
Handstands Holding Corporation and subsidiaries' (collectively, the Company) accounting policies conform to accounting principles generally accepted in the United States of America (GAAP). The accompanying consolidated financial statements include the accounts of Handstands and its wholly‑owned subsidiaries. All significant intercompany balances and transactions have been eliminated in these consolidated financial statements.
In the opinion of the Company, the accompanying unaudited condensed consolidated financial statements contain all adjustments, consisting of only normal recurring adjustments, necessary for a fair statement of its financial position as of March 31, 2016, and its results of operations and cash flows for the three months ended March 31, 2016, and 2015. The consolidated balance sheet at December 31, 2015, was derived from audited annual financial statements, but does not contain all of the footnote disclosures from the annual financial statements. Operating results for any quarter are not necessarily indicative of the results for any other quarter or for the full year. These statements should be read in conjunction with the financial statements and notes thereto for Handstands for the year ended December 31, 2015.

HANDSTANDS HOLDING CORPORATION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
March 31, 2016

NOTE 1 - DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION (CONTINUED)

New Accounting Pronouncements
On May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update ("ASU") 2014‑09, Revenue from Contracts with Customers ("ASU 2014‑09"). ASU 2014‑09 provides a single comprehensive revenue recognition model for all contracts with customers to improve comparability within industries, across industries, and across capital markets. On August 12, 2015, the FASB issued a one‑year deferral of the effective date of the ASU. The update will now be effective for the Company beginning in 2018. The Company is in the process of evaluating the impact the revised guidance will have on its financial statements.
In April 2015, the FASB issued ASU 2015‑03, Interest Imputation of Interest (Subtopic 83530): Simplifying the Presentation of Debt Issuance Cost ("ASU 2015‑03"). ASU 2015‑03 requires that debt issuance costs related to a recognized debt liability be presented as a direct deduction from the carrying amount of the debt, consistent with debt discounts. ASU 2015‑03 is effective for fiscal years, and for interim periods within those fiscal years, beginning after December 15, 2015. Early application is permitted. Retrospective application is required for all relevant prior periods. The Company adopted ASU 2015‑03 effective January 1, 2016 and applied it retrospectively to December 31, 2015. (See Note 9, Long‑Term Debt.) The balance for unamortized debt issuance costs that were reclassified to debt and from other assets were $2,293,007 and $2,422,800 at March 31, 2016 and December 31, 2015, respectively.
In November 2015, the FASB issued ASU 2015‑17, Balance Sheet Classification of Deferred Taxes (Topic 740) (“ASU 2015‑17”), which eliminates the current requirement for companies to present deferred tax liabilities and assets as current and noncurrent in a classified balance sheet. To simplify the presentation of deferred income taxes, ASU 2015‑17 requires that deferred tax liabilities and assets be classified as noncurrent in a classified statement of financial position. ASU 2015‑17 is effective for fiscal years beginning after December 15, 2016, including interim periods within that reporting period. Early adoption is permitted as of the beginning of an interim or annual period. The Company is currently in the process of evaluating the impact of ASU 2015‑17 on their financial position and results of operations.
In February 2016, the FASB issued ASU 2016‑02, “Leases (Topic 842)” (“ASU 2016‑02”). The new guidance requires the recording of assets and liabilities arising from leases on the balance sheet accompanied by enhanced qualitative and quantitative disclosures in the notes to the financial statements. The new guidance is expected to provide transparency of information and comparability among organizations. ASU 2016‑02 is effective for fiscal years beginning after December 31, 2018, including interim periods within that reporting period. Early adoption is permitted as of the beginning of an interim or annual period. The Company is currently in the process of evaluating the impact of ASU 2016‑02 on their financial position and results of operations.

HANDSTANDS HOLDING CORPORATION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
March 31, 2016

NOTE 1 - DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION (CONTINUED)

Use of Estimates
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising and Promotion
All costs associated with advertising and promoting the Company's goods and services are expensed in the year incurred. Advertising expense totaled $453,789 and $596,089 for the three month period ended March 31, 2016 and 2015, respectively.

NOTE 2 - OTHER RECEIVABLES
Other receivables are as follows:

	March 31, 2016	December 31, 2015
Miscellaneous receivables	$251,586	$414,440
Income tax refunds receivable	1,327,168	1,432,790
	$1,578,754	$1,847,230

NOTE 3 - INVENTORIES
Inventories consist of the following:

	March 31, 2016	December 31, 2015
Raw materials	$5,616,669	$5,681,673
Finished goods	13,198,007	15,629,015
Obsolescence reserve	(615,173)	(588,212)
	$18,199,503	$20,722,476

HANDSTANDS HOLDING CORPORATION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
March 31, 2016

NOTE 4 - OTHER CURRENT ASSETS
Other current assets are as follows:

	March 31, 2016	December 31, 2015
Deferred income taxes	$782,216	$782,216
Prepaid income taxes	1,028,913	—
Prepaid expenses	2,049,505	2,371,200
	$3,860,634	$3,153,416

NOTE 5 - EQUIPMENT AND IMPROVEMENTS
Equipment and improvements are as follows:

	March 31, 2016	December 31, 2015
Cost:
Autos and trucks	$98,036	$98,036
Warehouse and plant equipment	2,522,564	2,486,501
Furniture and equipment	1,518,188	1,459,504
Leasehold improvements	1,491,818	1,473,970
	5,630,606	5,518,011
Less accumulated depreciation	(2,559,513)	(2,264,303)
Net book value	$3,071,093	$3,253,708

HANDSTANDS HOLDING CORPORATION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
March 31, 2016

NOTE 6 - INTANGIBLE ASSETS
Intangible assets consist of the following:

March 31, 2016	Cost	Accumulated Amortization	Net Book Value
Customer relationships	$83,948,958	$(15,452,834)	$68,496,124
Trademarks	21,608,000	(4,543,965)	17,064,035
Patents	11,520,000	(3,386,590)	8,133,410
Noncompete agreements	3,357,000	(3,329,646)	27,354
Trade names	7,500,000	(310,278)	7,189,722
	$127,933,958	$(27,023,313)	$100,910,645

December 31, 2015	Cost	Accumulated Amortization	Net Book Value
Customer relationships	$83,712,000	$(13,427,287)	$70,284,713
Trademarks	21,608,000	(4,154,483)	17,453,517
Patents	11,520,000	(3,096,311)	8,423,689
Noncompete agreements	3,357,000	(3,323,333)	33,667
Trade names	7,500,000	(184,444)	7,315,556
	$127,697,000	$(24,185,858)	$103,511,142

Amortization of intangible assets for the quarter ended March 31, 2016 and 2015 totaled $2,837,456 and $1,795,850, respectively. Future estimated amortization is as follows:

2016	$5,643,660
2017	11,264,304
2018	11,162,495
2019	11,001,689
2020	10,946,603
Thereafter	50,891,894
$100,910,645

HANDSTANDS HOLDING CORPORATION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
March 31, 2016

NOTE 7 - ACCRUED EXPENSES
Other non‑current liabilities are as follows:

	March 31, 2016	December 31, 2015
Accrued customer programs	$2,019,505	$1,163,615
Accrued employee compensation	1,455,110	1,154,999
Accrued interest payable	1,197,783	1,213,275
Other accrued liabilities	496,965	1,044,412
	$5,169,363	$4,576,301

NOTE 8 - OTHER CURRENT LIABILITIES
Other current liabilities are as follows:

	March 31, 2016	December 31, 2015
Short‑term liabilities	$45,277	$85,791
Customer deposits	657,421	898,133
Current portion of long‑term debt	839,463	2,128,927
Federal income taxes payable	1,297,074	—
State income taxes payable	3,784	—
	$2,843,019	$3,112,851

HANDSTANDS HOLDING CORPORATION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
March 31, 2016

NOTE 9 - LONG‑TERM DEBT
On April 7, 2015, the FASB issue ASU 2015‑03 which requires debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. On January 1, 2016, the Company adopted this standard and applied them retroactively to December 31, 2015. See further discussion in Note 1.

	March 31, 2016	December 31, 2015
Principal amount	$135,886,231	$135,905,547
Less unamortized debt issuance costs	(2,293,007)	(2,422,800)
Long‑term debt less unamortized debt issuance costs	133,593,224	133,482,747
Less current portion of long‑term debt	(839,463)	(2,128,927)
Long‑term debt excluding current portion	$132,753,761	$131,353,820

Long‑term debt as of March 31, 2016 consists of the following:

	Principal	Unamortized Debt Issuance Costs
Term note to a financial institution, interest at LIBOR rate plus 4.75% (5.75% at December 31, 2015), due in quarterly installments including various principal amounts including interest, secured by certain ACI assets, due in 2020	$95,800,000	$1,683,633
Second lien term notes to a financial institution, interest at LIBOR rate plus 8.5% (9.5% at December 31, 2015), interest due monthly, principal payment is due in 2020	40,000,000	609,374
Note to an equipment finance company, interest at 2.9%, principal and interest payments of $6,746 due monthly, maturity date is May 2017, secured by certain ACI assets	86,231	—
	$135,886,231	$2,293,007

HANDSTANDS HOLDING CORPORATION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
March 31, 2016

NOTE 9 - LONG‑TERM DEBT (CONTINUED)
Long‑term liabilities as of December 31, 2015 consist of the following:

	Principal	Unamortized Debt Issuance Costs
Term note to a financial institution, interest at LIBOR rate plus 4.75% (5.75% at December 31, 2015), due in quarterly installments including various principal amounts including interest, secured by certain ACI assets, due in 2020	$95,800,000	$1,778,933
Second lien term notes to a financial institution, interest at LIBOR rate plus 8.5% (9.5% at December 31, 2015), interest due monthly, principal payment is due in 2020	40,000,000	643,867
Note to an equipment finance company, interest at 2.9%, principal and interest payments of $6,746 due monthly, maturity date is May 2017, secured by certain ACI assets	105,547	—
	$135,905,547	$2,422,800
Amortization of debt issuance costs recorded during the three month period ended March 31, 2016 and 2015 was $129,792 and $51,407 and is included in interest expense in the accompanying consolidated statement of comprehensive income.
Aggregate maturities of long‑term debt in each of the next five years are as follows:

2016	$839,463
2017	5,046,768
2018	5,000,000
2019	5,000,000
2020	120,000,000
Thereafter	—
$135,886,231

HANDSTANDS HOLDING CORPORATION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
March 31, 2016

NOTE 10 - REVOLVING LINE OF CREDIT
As of March 31, 2016, the Company had a $15,000,000 revolving line of credit. Interest incurred on the revolving line of credit is at LIBOR rate plus 4.75% (5.75% at March 31, 2016), with the financial institution that holds the term loan. The revolving line of credit agreement expires in 2020. As of March 31, 2016, the total amount drawn on the revolving line of credit was $0.

NOTE 11 - STOCK SUBSCRIPTIONS RECEIVABLE
The amount advanced by the Company outstanding as of March 31, 2016 was $2,588,333 and is reported as stock subscriptions receivable in the equity section of the balance sheet. The Company reported interest income of $7,053 on the outstanding notes during the three month period ending March 31, 2016. Interest receivable of $73,889 was included in other receivables on the balance sheet as of March 31, 2016.

NOTE 12 - OPERATING LEASES
The Company leases office space in Draper, Utah, from an office leasing company which is owned by certain individuals that own stock in the Company. The lease is considered to be an operating lease which expires in October 2021. Total rent expense for the office space in Draper, Utah, for the quarter ended March 31, 2016 and 2015 was $87,750 and $87,750, respectively.
As part of the the acquisition of California Scents, on September 1, 2015, the Company entered into lease agreements for office space in Irvine, California, and warehouse space in Glenshaw, Pennsylvania. The lease in Irvine, California, is with an individual who purchased stock in the Company on September 1, 2015. Subsequent to the quarter end, the lease expired in August 2016 and was not renewed. Total rent expense for the office space in Irvine, California, totaled $112,575 during the quarter ended March 31, 2016.
The lease for warehouse space in Glenshaw, Pennsylvania, is with an individual who purchased stock in the Company on September 1, 2015. The lease expires in 2019. Total rent expense for the warehouse lease in Pennsylvania totaled $169,689 for the quarter ended March 31, 2016.

NOTE 13 - COMMITMENTS AND CONTINGENCIES
Litigation ‑ In the normal course of business, the Company is party to various claims, actions, and complaints. In the opinion of management, the resolution of these matters will not have a material adverse effect on the Company's financial position.
Warranty Obligations ‑ The Company provides a satisfaction guarantee on all products. Historically, these obligations have not been significant and the Company does not expect these obligations to become significant in the future. No related liability has been accrued as of March 31, 2016.

HANDSTANDS HOLDING CORPORATION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
March 31, 2016

NOTE 14 - RELATED PARTY TRANSACTIONS
The majority stockholder charged the Company management fees totaling $5,822 and $1,289 during the three month period ended March 31, 2016 and 2015, respectively.

NOTE 15 - BUSINESS COMBINATION
On January 25, 2016, the Company purchased a customer list from International Market Access, Ltd. The consideration paid for the purchased asset was $236,958. The Company has concluded that the purchase of the customer list does not constitute a business combination under ASC 805, Business Combinations.

NOTE 16 - SUBSEQUENT EVENTS
Management of the Company has evaluated subsequent events through September 12, 2016 which is also the date the financial statements were available to be issued. No subsequent events were noted during this evaluation that require recognition or disclosure in these financial statements, except those discussed in Note 16.
During 2016, the Company has made multiple draws on its revolving line of credit totaling $7,500,000.
On March 3, 2016, and closed under an accelerated date of April 29, 2016, the Company acquired certain assets and properties and assumed certain liabilities of the Eagle One brand of Niteo Products, LLC. The consideration paid for the conveyed assets was $9,500,000, plus an accelerated closing increased cost of $2,028,160, for a total of $11,528,160. The consideration paid was financed from cash on the Company's balance sheet and a draw on its revolving line of credit.
On May 24, 2016, the Company entered into an agreement and plan of merger with Energizer Holdings, Inc., a Missouri corporation, and Energizer Reliance, Inc., a Delaware corporation, effective July 1, 2016. At the effective time of the merger all shares of the outstanding stock of the Company were exchanged for the purchase price of $340,000,000, subject to adjustments in respect of working capital, cash, debt and transaction expenses. In conjunction with the merger, the long‑term debt, the bank revolving line of credit, and the stock subscriptions receivable were paid in full.